Exhibit 99.1

2022 Annual Shareholders’ Meeting May 18, 2022 NASDAQ: FVCB

Forward - Looking Statements; Non - GAAP Information This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or the results of operations and policies of FVCBankcorp , Inc . (“FVCB”) and regarding general economic conditions . These forward - looking statements include, but are not limited to, statements about ( i ) FVCB’s plans, obligations, expectations and intentions and (ii) other statements that are not historical facts . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon the expectations, beliefs and assumptions of the management of FVCB as to the expected outcomes of future events, current and anticipated economic conditions, nationally and in FVCB’s markets, and their impact on the operations and assets of FVCB, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant risks and uncertainties . Factors that could cause results and outcomes to differ materially include, among others, expected growth opportunities ; changes in FVCB’s operating or expansion strategy ; availability of and costs associated with obtaining timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of FVCB to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of FVCB’s interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices ; customer disintermediation ; the introduction, withdrawal, success and timing of business initiatives ; competitive conditions and other risk factors described in FVCB’s filings with the SEC . For a discussion of these and other factors, please review the “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in FVCB’s Annual Report on Form 10 - K for the year ended December 31 , 2021 . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on such forward - looking statements . Past results are not necessarily indicative of future performance . FVCB assumes no obligation to revise, update, or clarify forward - looking statements to reflect events or conditions after the date of this release . Use of Non - GAAP Financial Measures This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U . S . Generally Accepted Accounting Principles (“GAAP”) . These non - GAAP financial measures include pre - tax pre - provision return on average assets, pre - tax pre - provision return on average equity, tangible book value, tangible common equity, tangible assets and efficiency ratio . The non - GAAP financial measures included in this presentation do not replace the presentation of FVCB’s GAAP financial results, should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies . These measurements provide supplemental information to assist management, as well as certain investors, in analyzing FVCB’s core business, capital position and results of operations . FVCB has chosen to provide this additional information to investors because it believes that these measures are meaningful in assisting investors to evaluate FVCB’s core ongoing operations, results and financial condition . Reconciliations of the non - GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation . 2

Company Snapshot



LPO
Germantown
Columbia
Sterling
Bowie
Annapolis
Centreville
Alexandria
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	Address	City , State	Total Deposits ($000)	5-Year CAGR (%)
1	11325 Random Hills Rd	Fairfax, VA	868,291	25.48
2	7900 Sudley Rd	Manassas, VA	398,610	21.41
3	11260 Roger Bacon Dr	Reston, VA	221,807	11.32
4	2500 Wilson Blvd	Arlington, VA	143,326	13.00
5	6975 Springfield Blvd	Springfield, VA	59,498	9.63
6	224 Albemarle St	Baltimore, MD	33,031	16.78
7	6929 Arlington Rd	Bethesda, MD	33,644	22.99
8	1600 E Gude Dr	Rockville, MD	19,728	(14.59)
9	1301 9th St NW	Washington, DC	41,420	(7.68)

Dollar values in thousands, except per share data

Financial Highlights [1]

Total Assets	$2,090,121
Gross Loans	$1,515,644
Total Deposits	$1,819,355
Tangible Common Equity	$192,891
TCE / TA	9.23%
ROAA	1.30%
MRQ Pre-tax pre-provision ROAA	1.64%
ROAE	12.63%
MRQ Pre-tax pre-provision ROAE	15.96%
MRQ Net Interest Margin	3.15%
MRQ Operating Efficiency Ratio	49.88%
NPAs[2] / Assets	0.17%

Capitalization Detail [1]

Common Shares Outstanding (actual)	13,970,623
Options Outstanding	1,328,304
Average Weighted Strike Price of Options	$8.51
Restricted Stock Units (Exluded from share count)	123,796
Basic Tangible Book Value per Share	$13.81
MRQ EPS Annualized	$1.80

(1) Financial data as of the quarter ended March 31, 2022 unless otherwise noted
(2) Non-GAAP financial measure. See the reconciliation included in the appendix to this presentation.
(3) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned.

FVCBankcorp, Inc.

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FVCB Business St r a t egy 4 FVCB aims to capitalize on market opportunities while maintaining disciplined and comprehensive credit underwriting. FVCB’s focus on providing high - touch, responsive, relationship - based client service allows it to compete effectively and exceed the needs of customers. Opportunity Blueprint for Success Organic Growth • Focus on relationships, generating “sticky” sustainable, core deposits • Continue to bolster existing market share • Hire seasoned lenders to scalable lending structure Opportunistic Growth • Explore potential strategic combinations • Cultivate relationships with institutional investors • Capitalize on attracting experienced bankers and new customers due to bank consolidation in local markets Maintain Credit Quality • Strong risk management culture • Disciplined underwriting • Constantly managing and overseeing credit quality Superior Technology • Leverage technology to improve efficiencies across bank processes • Partnering with Fintechs to expand digital banking products and services to attract larger, sophisticated commercial clients Profitability • Continued growth of return on assets and return on equity • Enhance net interest income • Leverage strong infrastructure to enhance efficient growth

Technology Deployment Driving Top - Tier Performance Embracing technology to capitalize on opportunities to grow market share and improve efficiencies 5 * FVCbankcorp , Inc. has invested in KlariVis Strategically Aligned Solutions • Loan Origination Platform provides paperless workflow solution and automates approval process • Automated borrowing base certification process (Accounts Receivable Financing) streamlines process for customer and lender • Automated warehouse lending platform from loan approval to funding to general ledger recordation allows timely response with limited resources • Automated construction loan functionality for lender, borrower, title insurance and inspector integrated with core system enhances risk monitoring and facilitates funding of draws • Loan decisioning module for small business lending to expedite underwriting function • Online deposit account opening for consumers integrated with core system • Enterprise - wide data analytics functionality ( KlariVis )* • provides immediate access to frontline to better communicate and respond to customers • provides dash boards to easily analyze activity for all areas of the Bank • provides board reports without requiring preparation • Robotic Process Automation used for internal processes have reduced risk of error and reduced processing time from hours to minutes. Collectively hundreds of hours have been saved on daily, weekly, monthly and periodic repetitive manual processes • Improved payment system for customers with implementation of Zelle

An Attractive Investment Opportunity in the DC and Baltimore MSAs 6 • Sixth largest MSA with favorable demographics, economic trends and business investments • Recent consolidation in local markets has created growth opportunities for remaining firms • Organic CAGRs in excess of 14 % for assets, loans, deposits and pre - tax income since 2016 • Pre - tax pre - provision ROAA and ROAE of 1.64% and 15.96%, respectively, for the most recent quarter • Commercial focused lending portfolio with small average loan balances that further mitigates risk • Emphasis on credit administration and risk management; comprehensive policies and procedures enabling the maintenance of strong asset quality • Strategy of full service relationship banking helps support FVCB’s margin • Treasury management tools allow FVCB to compete against larger competitors and attract sophisticated commercial and government customers • Hands on management team with intimate knowledge of clients, credits, markets and employees • Proven track record of growth at varying institutions within the DC MSA Well positioned in one of the most attractive banking markets in the U.S. Track record of exceptional growth and strong profitability Disciplined, low risk commercial balance sheet Strong core deposit base Experienced leadership team

Colombo contribution 7 Total Assets ($M) Total Loans, Net of Fees ($M) Total Deposits ($M) CAGR: 19.4% CAGR: 14.4% CAGR: 19.4% Organic YOY Growth Rate Organic YOY Growth Rate (1) Organic YOY Growth Rate Organic Growth Track Record of Exceptional Growth and Strong Profitability Relationship Driven Model Continues to Create Balance Sheet Leverage 23.3% 15.8% 9 .5% 24.6% 18 .5% 21.0% 23.1% 15.8% 11 .8% 14.2% 3.3% 12.4% 23.8% 19.6% 10 .3% 10.8% 19.1% 23.0%

(1) Non - GAAP financial measure. (2) Excludes one - time transaction costs of $3.3 million for 2018, $0.13 million for 2019, $0.68 million for 2020, and $1.8 million for 2021. 8 Pre - Tax Pre - Provision Income ($M) 1 Efficiency Ratio (%) 1 Net Interest Margin (%) Track Record of Exceptional Growth and Strong Profitability Stable Margin and Improving Efficiency Produce An Attractive Earnings Stream

Experienced Leadership Team Management Team With Strong Ties to The Market… 9 FVCB’s executive m ana g e me n t t eam c onsi s t s o f seven o ffice r s with o v e r 203 y e a r s o f c o mbined e xperienc e in the W a shin gt on, D. C . m e t r o poli t an a r ea • D a v i d P ij or w a s the f o u n d i ng Ch a irm an o f the B o a r d o f James M on r o e Bancorp , which o pen e d in J une 1998 in Arli n g t on, V A, a n d w a s in s t rume n t al i n the g r o wth a n d s t r a t e g i c di r ection o f the b ank u n ti l it s s ale t o Me r c a n til e Ban k sha r e s C orp o r a tion i n 200 6 f or $143. 8 m illion Name Current Position Prior Community Bank Experience Years Years at FVCB Experience David W. Pijor Chairman & CEO, Company and Bank James Monroe Bancorp 22 14 Patricia A. Ferrick President, Company and Bank Southern Financial Bancorp, Potomac Bank of Virginia 34 14 B. Todd Dempsey EVP and Chief Operating Officer, Company and Bank United Bank 40 14 William G. Byers EVP and Chief Lending Officer, Company and Bank Middleburg Bank, Century National Bank 27 10 Michael G. Nassy EVP and Chief Credit Officer, Company and Bank City First Bank of DC, National Cooperative Bank 21 9 Sharon L. Jackson EVP and Chief Banking Officer, Company and Bank MainStreet Bank 35 5 Jennifer L. Deacon EVP and Chief Financial Officer, Company and Bank Cardinal Financial Corp. 24 4

Experienced Leadership Team

…Governed and Supported By An Exceptional Board

David Pijor
Chairman & CEO

- Served as Chairman of the Board and CEO of FVCB since its organization
- Lead organizer, Chairman of the Board and General Counsel of James Monroe Bank from its inception to sale to Mercantile Bankshares

L. Burwell Gunn Jr.
Vice Chairman

- Served as Vice Chairman of the Board since 2015
- Served as President and COO of FVCB from 2008 to 2013
- Served as CEO and President of Cardinal Bank from 1997 to 1999

	Bio
Patricia Ferrick President & Director	• Serves as President of the Bank and Company • CFO and EVP from FVCB's inception until June of 2017 • Former auditor at KPMG
Scott Laughlin Director	• Co-owner of LMO Advertising • Advisor at First Juice, Inc. and Ardent Capital
Tom Patterson Director	• Former Attorney with Linowes and Blocher, LLP • Served as Director at James Monroe Bank • Vice President of Friendship Place non-profit
Devin Satz Director	• Founder of Synchronous Knowledge, Inc. until its sale to IMS Health Incorporated in 2005 • Retired from the U.S. Air Force in 1999
Larry Schwartz Director	• Retired Partner with PBMares LLP • Former Director of Annapolis Bancorp

	Bio
Meena Krishnan Director	• Joined the Board January 2021 • Founder, President and Chief Executive Officer of Inoventures, LLC and SciMetrika, LLC, a subsidiary of Inoventures, LLC
Sidney Simmonds Director	• President of Simmonds & Klima, Ltd • Served as Chairman of the Board at 1st Commonwealth Bank of Virginia • Served as Director of Bank of Northern Virginia
Daniel Testa Director	• Owner, President and CEO of TCI since 1980 • Serves as Director of Advanced Solutions International
Phillip Wills Director	• Manages various Wills family real estate development firms • Co-founded Church Investments and Consolidated Green Services
Steven Wiltse Director	• Partner and Co-founder of Argy, Wiltse & Robinson, P.C. • Served as Director at Cardinal Financial Corp

FVCBankcorp, Inc.

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11 Positioning For Future Growth • 19 loan officers with deep connections to the markets; average experience of over 20 years • Focused effort on commercial, real estate and small business, including government contracting • Total loans originated during 2021 totaled $492.4 million • Small average loan balance helps mitigate risk ‒ C&I average loan size: $291,000 ‒ CRE average loan size: $1.67 million Well Diversified Commercial Portfolio

Strong Core Deposit Base • Full - service relationships continue to drive core deposit growth ‒ Approximately $1.00 billion in loans, or 74% of the commercial loan portfolio, retain a deposit relationship with the bank • Growth in commercial accounts provide cross selling opportunities with FVCB’s technology investment ‒ $1.29 billion in commercial deposits, across 6,600 accounts, with an average rate of 0.23% ‒ Treasury management tools and high - touch service allows FVCB to compete for larger clients • $79.6 million in public funds at an average rate of 0.33% 12

Quarter Ended March 31, 2022 First Quarter Selected Highlights • Improved Credit Quality Metrics • Watchlist credits decreased $1.8 million or 8.3% from December 31, 2021. • Nonperforming loans and loans past due 90 days or more were 0.17% of total assets • Strong Core Deposit Franchise • Cost of deposits decreased to 0.42% from the year ago quarter • Noninterest - bearing deposits represent 30% of the core deposit base • Increased Net Interest Income • Net interest income was $15.1 million compared to $14.0 million for the first quarter of 2021 • Cost of funds decreased 19 basis points from the year ago quarter to 0.48% • Increased Pre - Tax Pre - Provision Income 1 • For the three months ended March 31, 2022 and 2021, pre - tax pre - provision income (excluding merger - related expenses) was $8.4 million and $7.0 million, respectively, an increase of $1.4 million or 20%. 13 (1) Non - GAAP financial measure.

Quarter Ended March 31, 2022 (continued) • Well - Capitalized Bank • Capital ratios at the FVCB’s subsidiary bank, FVCbank , remain above the threshold to be considered well - capitalized at March 31, 2022 • Improved Efficiency Ratio 1 • Efficiency ratio for the three months ended March 31, 2022 was 49.9%, an improvement from 53.1% for the year ago quarter 14 (1) Non - GAAP financial measure.

The L. Burwell Gunn Citizenship Award Each year, FVCBank identifies one or more nonprofit organizations to award funds from the L. Burwell Gunn Citizenship Award to support these organizations ongoing efforts to help the communities we serve. This year’s recipient is HEROES, Inc. Founded in 1964, HEROES’® is a 501(c)(3) nonprofit organization headquartered in Washington, D.C. HEROES’® has a singular goal: To honor the supreme sacrifice made by law enforcement officers and firefighters who gave their lives in the line of duty while ensuring the safety of citizens in the greater Washington, D.C. area. They honor these fallen heroes by supporting the spouses and children they left behind. Their supports begins within 24 hours of the tragic loss and continues indefinitely. This support includes financial assistance and referrals for legal, psychological and financial counseling. With an inspiring vision to support the families of fallen law enforcement officers and firefighters, FVCbank is proud to award the 2022 L. Burwell Gunn Citizenship Award to HEROES’®. 15

2022 Annual Shareholders’ Meeting May 18, 2022 NASDAQ: FVCB

F V C B F r anchise History Since inc e p t ion, F V C bank has succes s ful l y e x e cu t e d a s t r at e gic pla n f ocuse d o n o r g anic g ro wth and o p p ortu ni s t ic acquisitions without comp r omisin g ass e t quality o r financial discipline 17 (1) $13.00 for existing shareholders, $13.50 for new shares offered to the public Source : S&P Global Market Intelligence; Company documents June 2013 Follow - On Offering #3 $21.9mm @ $13.50 per share ($6.91 per share split adjusted) Q1 2010 Reache d sustained p r ofitability September 2010 Follow- O n Offe r ing #1 $6 . 3 m m @ $12 . 50 per sh are ($6.40 per share split adjusted) 2010 2013 2015 2016 2017 201 2 2018 May / June 2016 Five for Four Stock Split June 2016 $25.0 mm 6% Subdebt February 2012 Follow- O n Offe r ing #2 $6 . 7m m @ $13.00/$13.50 per share ($6.66/$6.91 per share split adjusted)¹ October 2012 Completed acquisition of 1 st Common w e a lth Bank of Virginia in A r lington, VA April / May 2015 Five for Four Stock Split quoted on OTCQX October 2015 Formed FVCBankcorp Holding Company May 2018 Announced acquisition of Colombo Bank in Rockville, MD September 2018 Initial Public Offering $36.9mm @ $20.00 per share October 2018 Completed acquisition of Colombo Bank in Rockville, MD 20 07 November 20 07 FVCbank is established $23mm offering @ $10 per share ($5.12 per share split adjusted) raised in 8 weeks August 2017 Private Reg. D Offering $10.0mm @ $20.00 per share ($16.00 per share split adjusted) September 2017 Five for Four Stock Split 2021 . August 2021 Announced acquisition of membership interest in Atlantic Coast Mortgage, LLC

Appendix: Non-GAAP Financial Measures

Pre-Tax Pre-Provision Income & Other Financial Metrics
(Dollars and shares in thousands, except per share data)

	For the Years Ended December 31,						For the Three Months Ended March 31,	
	2016	2017	2018	2019	2020	2021	2021	2022
Net Income								
Net income (GAAP)	$ 6,932	$ 7,690	$ 10,869	$ 15,828	$ 15,501	$ 21,933	$ 5,569	$ 6,613
Add: Provision for loan losses	1,471	1,200	1,920	1,720	5,016	(500)	-	350
Add: Merger-related expenses	-	-	3,339	133	-	1,445	-	125
Add: Impairment loss related to branch closures	-	-	-	-	676	-	-	-
Add: Income tax expense	3,571	6,846	2,238	4,184	4,156	6,276	1,383	1,270
Pre-tax Pre-provision income (non-GAAP)	$ 11,974	$ 15,736	$ 18,366	$ 21,865	$ 25,349	$ 29,154	$ 6,952	$ 8,358
Earnings per share (EPS)								
Weighted average common shares outstanding, diluted	10,922	11,545	12,822	14,825	14,134	14,581	14,536	14,714
EPS - diluted (GAAP)	$ 0.63	$ 0.67	$ 0.85	$ 1.07	$ 1.10	$ 1.50	$ 0.38	$ 0.45
Pre-tax pre-provision EPS -diluted (non-GAAP)	$ 1.10	$ 1.36	$ 1.43	$ 1.47	$ 1.79	$ 2.00	$ 0.48	$ 0.57
Return on average assets (ROAA)								
Average assets	$ 790,432	$ 955,892	$1,159,249	$1,449,769	$1,708,862	$1,978,220	$ 1,866,477	$ 2,038,094
ROAA (GAAP)	0.88%	0.80%	0.94%	1.09%	0.91%	1.11%	1.19%	1.30%
Pre-tax pre-provision ROAA (GAAP)	1.51%	1.65%	1.58%	1.51%	1.48%	1.47%	1.49%	1.64%
Return on average equity (ROAE)								
Average equity	$ 77,829	$ 89,056	$ 116,992	$ 169,814	$ 182,818	$ 200,886	$ 193,175	$ 209,482
ROAE (GAAP)	8.91%	8.63%	9.29%	9.32%	8.48%	10.92%	11.53%	12.63%
Pre-tax pre-provision ROAE (GAAP)	15.39%	17.67%	15.70%	12.88%	13.87%	14.51%	14.40%	15.96%

FVCBankcorp, Inc.

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Appendix: Non-GAAP Financial Measures

Adjusted Operating Efficiency Ratio
(Dollars in thousands)

	For the Years Ended December 31,						For the Three Months Ended March 31,	
	2016	2017	2018	2019	2020	2021	2021	2022
Noninterest expense (GAAP)	$ 16,446	$ 19,346	$ 26,448	$ 28,877	$ 30,838	**$ 34,540**	$ 7,882	**$ 8,442**
Less: Merger-related expenses	-	-	3,339	133	-	**1,445**	-	**125**
Less: Impairment loss related to branch closures	-	-	-	-	676	**-**	-	**-**
Adjusted operating noninterest expense (non-GAAP)	**$ 16,446**	**$ 19,346**	**$ 23,109**	**$ 28,744**	**$ 30,162**	**$ 33,095**	**$ 7,882**	**$ 8,317**
Net interest income (GAAP)	$ 27,200	$ 32,107	$ 39,814	$ 48,063	$ 52,620	**$ 57,947**	$ 14,043	**$ 15,051**
Noninterest income (GAAP)	1,220	2,975	1,661	2,546	2,891	**4,302**	791	**1,624**
Efficiency ratio (GAAP)	57.87%	55.15%	63.77%	57.06%	55.55%	55.49%	53.13%	**50.63%**
Adjusted operating efficiency ratio (non-GAAP)	57.87%	55.15%	55.72%	56.80%	54.34%	53.17%	53.13%	**49.88%**

Tangible Common Equity & Tangible Book Value
(Dollars in thousands, except per share data)

	For the Years Ended December 31,						For the Three Months Ended March 31,	
	2016	2017	2018	2019	2020	2021	2021	2022
Tangible common equity (TCE)								
Shareholders' equity (GAAP)	$ 79,811	$ 98,283	$ 158,336	$ 179,078	$ 189,500	**$ 209,796**	$ 194,929	**$ 200,873**
Less: Intangible assets	119	99	8,443	8,689	8,357	**8,052**	8,277	**7,982**
TCE (non-GAAP)	**$ 79,692**	**$ 98,184**	**$ 149,893**	**$ 170,389**	**$ 181,143**	**$ 201,744**	**$ 186,652**	**$ 192,891**
Book value per share (GAAP)	$ 7.84	$ 9.04	$ 11.55	$ 12.88	$ 14.03	**$ 15.28**	$ 14.29	**$ 14.38**
Tangible book value per share (non-GAAP)	$ 7.83	$ 9.03	$ 10.93	$ 12.26	$ 13.41	**$ 14.70**	$ 13.69	**$ 13.81**

FVCBankcorp, Inc.

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